EXECUTION VERSION

AMENDMENT NO. 4
Dated as of November 26, 2019
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of November 19, 2015
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
and
MUFG BANK, LTD.
(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
PNC BANK, NATIONAL ASSOCIATION,
THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
_________________________
MIZUHO BANK, LTD.,
JPMORGAN CHASE BANK, N.A.,
MUFG BANK, LTD.
(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
PNC CAPITAL MARKETS LLC,
THE BANK OF NOVA SCOTIA
and
RBC CAPITAL MARKETS
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 4

AMENDMENT NO. 4 dated as of November 26, 2019 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015, as amended by Amendment No. 1 dated as of November 18, 2016, as further amended by Amendment No. 2 dated as of November 20, 2017 and as further amended by Amendment No. 3 dated as of November 28, 2018, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), PNC BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2022 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended, including, but not limited to, an increase to the “Lien Exception Amount”(as defined therein) to $15,000,000,000;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”);
WHEREAS, on the Fourth Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit

Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Fourth Amendment Effective Date, refer to the Amended Credit Agreement.

Section 2. Amended Terms and Fourth Amendment Effective Date Transactions

(a)Each of the parties hereto agrees that, effective on the Fourth Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b)Notwithstanding Section 2.10 of the Existing Credit Agreement, on the Fourth Amendment Effective Date, the Commitment of each of Mizuho Bank, Ltd., JPMorgan Chase Bank, N.A., Royal Bank of Canada, The Bank of Nova Scotia and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, LTD.) shall be reduced to $150,000,000.

(c)PNC Capital Markets LLC is hereby appointed as Co-Lead Arranger and PNC Bank, National Association is hereby appointed as Co-Documentation Agent.

(d)On the Fourth Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.

Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:

(a)     the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the Fourth Amendment Effective Date; and

(c)     the execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)     EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND

EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Fourth Amendment Effective Date unless otherwise indicated:

(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, and (ii) the Required Banks under the Existing Credit Agreement;

(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations;

(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Fourth Amendment Effective Date and, in the

case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Fourth Amendment Effective Date;

(f)    receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the Fourth Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation; and

(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:	/s/ J. ANDREW DON
Name: J. Andrew Don
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 4 ‒ 2022 Facility

MIZUHO BANK, LTD., as Administrative Agent, Initial Issuing Bank and Extending Bank
By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page to Amendment No. 4 ‒ 2022 Facility

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Extending Bank
By:	/s/ Amit Guar
Name: /s/ Amit Guar
Title: Vice President

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

ROYAL BANK OF CANADA
By:	/s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a "Non-Extending Bank" and consents to this Amendment and the termination of its exiting Commitment.

THE BANK OF NOVA SCOTIA
By:	/s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)
By:	/s/ Cherese Joseph
Name: Cherese Joseph
Title: Vice President

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a "Non-Extending Bank" and consents to this Amendment and the termination of its exiting Commitment.

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Nancy Rosal Bonnell
Name: Nancy Rosal Bonnell
Title: Sr. Vice President

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a "Non-Extending Bank" and consents to this Amendment and the termination of its exiting Commitment.

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Eric J. Cosgrove
Name: Eric J. Cosgrove
Title: Senior Vice President

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

SUNTRUST BANK
By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

REGIONS BANK
By:	/s/ Tedrick Tarver
Name: Tedrick Tarver
Title: Director

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a "Non-Extending Bank" and consents to this Amendment and the termination of its exiting Commitment.

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Benjamin C. Cooper
Name: Benjamin C. Cooper
Title: Vice President

Signature Page to Amendment No. 4 ‒ 2022 Facility

SIGNATURE PAGE TO AMENDMENT NO. 4 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AND AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a "Non-Extending Bank" and consents to this Amendment and the termination of its exiting Commitment.

APPLE BANK FOR SAVINGS

By:	/s/ Jonathan C. Byron
Name: Jonathan C. Byron
Title: Senior Vice President

Signature Page to Amendment No. 4 ‒ 2022 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
Mizuho Bank Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
The Bank of Nova Scotia	$150,000,000.00
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$150,000,000.00
JPMorgan Chase Bank, N.A.	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
Apple Bank for Savings	$20,000,000.00
Total	$1,315,000,000.00

EXHIBIT A

NOT A LEGAL DOCUMENT

COMPOSITE COPY REFLECTING
AMENDMENT NO. ~~3~~4
DATED AS OF NOVEMBER ~~28~~26, ~~2018~~2019

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of

November 19, 2015

among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS LISTED HEREIN,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

and

MUFG BANK, LTD.
(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
PNC BANK, NATIONAL ASSOCIATION,
THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
_________________________
MIZUHO BANK, LTD.,
JPMORGAN CHASE BANK, N.A.,
MUFG BANK, LTD.
(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
PNC CAPITAL MARKETS LLC,
THE BANK OF NOVA SCOTIA

and

RBC CAPITAL MARKETS
as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
___________________
PAGE
ARTICLE 1
Definitions

ARTICLE 2
The Credits

Section 2.06.    Maturity of Loans...................................................................................~~33~~34

Section 2.10.    Optional Termination or Reduction of Commitments............................~~39~~40

Section 2.20. Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit;

ARTICLE 3
Conditions

Section 3.01.    Effectiveness..............................................................................................62
Section 3.02.    [Reserved].............................................................................................~~63~~64

Section 3.03.    Borrowings and L/C Credit Extensions.................................................~~63~~64

i

ARTICLE 4
Representations and Warranties

Section 4.10. Tax Status................................................................................................~~68~~69
Section 4.11. Investment Company Act.............................................................................69
Section 4.12. Disclosure....................................................................................................69
Section 4.13. Subsidiaries.................................................................................................69
Section 4.14. Environmental Matters................................................................................69
Section 4.15. Anti-Corruption Laws and Sanctions......................................................~~69~~70

ARTICLE 5
Covenants

Section 5.01. Corporate Existence...................................................................................70
Section 5.02. Disposition of Assets, Merger, Character of Business, etc.....................~~70~~71
Section 5.03. Financial Information.............................................................................~~70~~71
Section 5.04. Default Certificates....................................................................................72
Section 5.05. Notice of Litigation and Defaults………………………………...........~~72~~73
Section 5.06. ERISA.........................................................................................................73
Section 5.07. Payment of Charges……………………………………………...........~~73~~74
Section 5.08. Inspection of Books and Assets.............................................................~~73~~74
Section 5.09. Indebtedness………………………………………....................................74
Section 5.10. Liens.......................................................................................................~~74~~75
Section 5.11. Maintenance of Insurance......................................................................~~75~~76

Section 5.16. Compliance with Laws.........................................................................~~77~~78

ARTICLE 6
Defaults

Section 6.01.    Events of Default................................................................................~~77~~78

Section 6.02.    Actions In Respect Of Letters Of Credit Upon Default..........................80
Section 6.03.    Notice of Default................................................................................~~80~~81

ARTICLE 7
The Administrative Agent

Section 7.06.    Indemnification.....................................................................................~~82~~83
Section 7.07.    Credit Decision.........................................................................................83
Section 7.08.    Successor Administrative Agent........................................................ ..~~83~~84
Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-
Lead Arrangers Not Liable ......................................................................84
Section 7.10.    Calculations..............................................................................................84

ARTICLE 8
Change in Circumstances

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair.......................84
Section 8.02.    Illegality.....................................................................................................85
Section 8.03.    Increased Cost and Reduced Return......................................................~~85~~86
Section 8.04.    Base Rate Loans Substituted for Affected Euro-Dollar Loans..............~~87~~88

ARTICLE 9
Miscellaneous
Section 9.01. Notices.......................................................................................................88
Section 9.02. No Waivers.............................................................................................~~89~~90
Section 9.03. Expenses; Documentary Taxes; Indemnification...................................~~89~~90
Section 9.04. Sharing of Set-offs.....................................................................................90
Section 9.05. Amendments and Waivers......................................................................~~90~~91
Section 9.06. Successors and Assigns............................................................................................92
Section 9.07. Collateral..................................................................................................94
Section 9.08. Governing Law......................................................................................~~94~~95
Section 9.09. Counterparts; Integration.........................................................................95
Section 9.10. Several Obligations...................................................................................95
Section 9.11. Severability............................................................................................~~95~~96
Section 9.12. Confidentiality.......................................................................................~~95~~96
Section 9.13. WAIVER OF JURY TRIAL........................................................................96
Section 9.14. USA Patriot Act.....................................................................................~~96~~97
Section 9.15. ICC Transactions..................................................................................~~96~~97
Section 9.16. Acknowledgement and Consent to Bail-In............................................~~97~~98

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of November 19, 2015, is made by and among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), PNC BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents.
WHEREAS, the Borrower, the several Banks, the Administrative Agent, the Syndication Agent and Co-Documentation Agents (as each is defined hereinafter) entered into a Revolving Credit Agreement dated as of October 21, 2011, as amended by Amendment No. 1 dated as of March 28, 2013, Amendment No. 2 dated as of October 28, 2013, Amendment No. 3 dated as of October 28, 2014 and Amendment No. 4 dated as of October 9, 2015 (collectively, the “Existing Credit Agreement”); and
WHEREAS, the Borrower has requested that the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement. The Banks, Administrative Agent, Syndication Agent and Co-Documentation Agents have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Credit Agreement in its entirety and the parties hereto hereby agree as follows:
ARTICLE 1
Definitions

Section 1.01.    Definitions. The following terms, as used herein, have the following meanings:
“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2016 Amendment” means Amendment No. 1 to this Agreement dated as of November 18, 2016 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2017 Amendment” means Amendment No. 2 to this Agreement dated as of November 20, 2017 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2017 Fee Letters” means those certain Fee Letters dated October 13, 2017 among the Borrower, the Administrative Agent and the Syndication Agent.
“2018 Amendment” means Amendment No. 3 to this Agreement dated as of November 28, 2018 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2018 Fee Letters” means those certain Fee Letters dated October 16, 2018 among the Borrower, the Administrative Agent and the Syndication Agent.
“2019 Amendment” means Amendment No. 4 to this Agreement dated as of November [26], 2019 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2019 Fee Letters” means those certain Fee Letters dated October 16, 2019 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.
“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.
“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).
“Adjusted London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).
“Administrative Agent” means Mizuho Bank, Ltd., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.
“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.
2

requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.
“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agents” means MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.
“Co-Lead Arrangers” means Mizuho Bank, Ltd., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Capital Markets LLC, The Bank of Nova Scotia, and RBC Capital Markets,1 each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means November 28, ~~2021~~2022 or, if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Confidential Information” has the meaning set forth in Section 9.12.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the
_______________
RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient:
(a)    income Taxes imposed on (or measured by) net income and franchise Taxes by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located or are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located or are Other Connection Taxes, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any U.S. Federal withholding Taxes resulting from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Commitment Termination Date” has the meaning set forth in Section 2.22(d).
“Existing Credit Agreement” has the meaning set forth in first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment” means an Extended Commitment as defined in the ~~2018~~2019 Amendment.
“Extension Date” has the meaning set forth in Section 2.22(d).
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Master Note Purchase Agreement, dated as of July 31, 2015, among Farmer Mac

“Fixed Rate Loans” means Euro‑Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.
“Foreclosed Asset” has the meaning set forth in Section 5.12.
“Fourth Amendment Effective Date” means the Fourth Amendment Effective Date as defined in the 2019 Amendment.
“Fronting Fee” has the meaning specified in Section 2.09(d).
“Governmental Authority” means any national, state, county, city, town, village, municipal or other government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative powers or functions of or pertaining to government.
“Group of Loans” means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.
“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or lease payments of any other Person or otherwise in any manner assuring the holder of any Indebtedness of, or the obligee under any lease of, any other Person through an agreement, contingent or otherwise, to purchase Indebtedness or the property subject to such lease, or to purchase goods, supplies or services primarily for the purpose of enabling the debtor or obligor to make payment of the Indebtedness or under such lease or of assuring such Person against loss, or to supply funds to or in any other manner invest in the debtor or obligor, or otherwise; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” when used as a verb has a correlative meaning.
“Guaranteed Portion” has the meaning set forth in the definition of RUS Guaranteed Loan.
“Hazardous Substances” means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by‑products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.
“Honor Date” has the meaning specified in Section 2.20(b)(i).

“Letter of Credit Fee” has the meaning specified in Section 2.09(c).
“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.
“LIBOR Auction” means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Lien Exception Amount” means $~~10,000,000,000 plus an amount equal to the incremental increase in the allocated amount of REDLG Obligations from the Amendment Effective Date; provided that the Lien Exception Amount shall at no time exceed $12,500,000,000.~~15,000,000,000.
“Loan” means a Base Rate Loan or a Euro‑Dollar Loan or a Money Market Loan in each case, made by any Bank, as applicable and “Loans” means Base Rate Loans or Euro‑Dollar Loans or Money Market Loans or any combination of the foregoing in each case, made hereunder by a Bank.
“London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).
“Maturity Date” means (i) with respect to any Revolving Loan, the Commitment Termination Date and (ii) with respect to any Money Market Loan, the last day of the Interest Period applicable thereto.
“Member” means any Person which is a member or a patron of the Borrower.
“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.

the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~Third~~Fourth Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the ~~Third~~Fourth Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;
(B)    the making of such L/C Credit Extension would violate any Applicable Laws;
(C)    except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;
(D)    such L/C Credit Extension is to be denominated in a currency other than Dollars;
(E)    such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or
(F)    a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless, after giving effect to Section 2.19(a)(iv)) with respect to such Bank, such Issuing Bank has entered into satisfactory arrangements, including the delivery of Cash Collateral satisfactory to the Issuing Bank (in its sole discretion) with the Borrower or such Bank to eliminate such Issuing Bank’s risk.
(iii)    No Issuing Bank shall be under the obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January 1, April 1, July 1 and October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the ~~Third~~Fourth Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2018~~2019 Fee Letters.
Section 2.10.    Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11.    Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12.    Optional Prepayments. (a) Subject in the case of Euro-Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).
(b)    Except as provided in Section 2.12(a), the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.
(c)    Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
Section 2.21.    [Reserved]
Section 2.22.    Extension of Commitment Termination Date. (a) The Borrower may, by notice to the Administrative Agent (which shall promptly notify the Banks) not earlier than 45 days prior to any anniversary of the ~~Third~~Fourth Amendment Effective Date (each, an “Anniversary Date”) but no later than 30 days prior to any such Anniversary Date, request that each Bank extend such Bank’s Commitment Termination Date for an additional one year after the Commitment Termination Date then in effect for such Bank hereunder (the “Existing Commitment Termination Date”); provided, however, the Borrower may request no more than two extensions pursuant to this Section.
(a)    In the event it receives a notice from the Administrative Agent pursuant to Section 2.22(a), each Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable Anniversary Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable Anniversary Date, advise the Administrative Agent whether or not such Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any Bank that does not so advise the Administrative Agent on or before the Bank Extension Notice Date shall be deemed to be a Non-Extending Bank. The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.
(b)    The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable Anniversary Date, or, if such date is not a Business Day, on the next preceding Business Day (the “Specified Date”).
(c)    The Borrower shall have the right on or before the fifth Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-

Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(e)    receipt by the Administrative Agent, with a copy for each Bank, of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Agreement are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
(f)    receipt by the Administrative Agent and the Syndication Agent (or their respective assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses for which invoices have been presented, on or before the Amendment Effective Date;
(g)    receipt by the Administrative Agent and the Banks of all documentation and other information requested by the Administrative Agent or such Bank and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56); and
(h)    receipt by the Administrative Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
Section 3.02.    [Reserved]
Section 3.03.    Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    The Amendment Effective Date shall have occurred on or prior to November 19, 2015, the First Amendment Effective Date shall have occurred on or prior to November 18, 2016, the Second Amendment Effective Date shall have occurred on or prior to November 20, 2017 ~~and~~; the Third Amendment Effective Date shall have occurred on or prior to November 28, 2018; and the Fourth

Amendment Effective Date shall have occurred on or prior to November 26, 2019
(b)    receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;
(d)    Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the ~~Third~~Fourth Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).

~~ROYAL BANK OF CANADA~~ PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent ~~and as a Bank~~

By:	/s/ ~~Rahul D. Shah~~Brian Prettyman
Name: ~~Rahul D. Shah~~Brian Prettyman
Title: ~~Authorized Signatory~~Managing Director

Signature Page to 2019 Facility

ROYAL BANK OF CANADA , as Co-Documentation Agent and as a Bank

By:	/s/ Rahul D. Shah
Name: Rahul D. Shah
Title: Authorized Signatory

Signature Page to 2019 Facility

AGENT SCHEDULE

Institution	Title

Mizuho Bank, Ltd.	Administrative Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	Co-Documentation Agent
PNC Bank, National Association	Co-Documentation Agent
The Bank of Nova Scotia	Co-Documentation Agent
Royal Bank of Canada	Co-Documentation Agent

Agent Schedule

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the ~~Third~~Fourth Amendment Effective Date	Loans Outstanding on the ~~Third~~Fourth Amendment Effective Date
Bank
Mizuho Bank Ltd.	$187,500,000.00	$0
Royal Bank of Canada	$187,500,000.00	$0
The Bank of Nova Scotia	$187,500,000.00	$0
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$187,500,000.00	$0
JPMorgan Chase Bank, N.A.	$180,000,000.00	$0
PNC Bank, National Association	$150,000,000.00	$0
US Bank National Association	$125,000,000.00	$0
SunTrust Bank	$125,000,000.00	$0
Regions Bank	$75,000,000.00	$0
KeyBank National Association	$70,000,000.00	$0
Apple Bank for Savings	$17,500,000.00	$0
Total	$1,532,500,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE

Commitment Schedule

Bank	Commitment
Mizuho Bank Ltd.	$~~175,000,000.00~~150, 000,000.00
Royal Bank of Canada	$~~175,000,000.00~~150, 000,000.00
The Bank of Nova Scotia	$~~175,000,000.00~~150, 000,000.00
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$~~175,000,000.00~~150, 000,000.00
JPMorgan Chase Bank, N.A.	$~~175,000,000.00~~150, 000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
Apple Bank for Savings	$20,000,000.00

Total:	$~~1,4 40,000,000.00~~ 1,315,000.00

Commitment Schedule

EXHIBIT A
FORM OF NOTE
New York, New York    [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a not‑for‑profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [] (the “Bank”), for the account of its Applicable Lending Office, the principal sum of $[_________] ($_________), or, if less, the aggregate unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mizuho Bank, Ltd., 1251 Avenue of the Americas, New York, New York 10020, Attn: Cole Darrington, Email: lau_agent@mizuhocbus.com.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in that certain Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified, from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-1

EXHIBIT D
FORM OF INVITATION FOR MONEY MARKET QUOTES
[Date]

To:	[Name of Bank]

Re:	Invitation for Money Market Quotes to the National Rural Utilities Cooperative Finance Corporation (the “Borrower”)
Pursuant to Section 2.03 of the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”):
Date of Borrowing: __________________

Principal Amount	Interest Period
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].

MIZUHO BANK, LTD.
By:
Name:_____________________
Title: Authorized Officer

D-1

[provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**
We understand and agree that the offer[s] set forth above [is][are] subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents, as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof.

Very truly yours,

[NAME OF BANK]
By: ________________________
Name:
Title: Authorized Officer
Dated: _______________

E-2

EXHIBIT F
OPINION OF GENERAL COUNSEL OF THE BORROWER
November ~~28~~26, ~~2018~~2019

To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o Mizuho Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended by the Amendments (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents, (ii) that certain Amendment No. 1 dated as of November 18, 2016 (“Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents ~~and~~, (iii) that certain Amendment No. ~~3~~2 dated as of November ~~28~~20, ~~2018~~2017 (“Amendment No. ~~3” and together with Amendment No. 1 and Amendment No.~~ 2~~, the “Amendments~~”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents, (iv) that certain Amendment No. 3 dated as of November 18, 2016 (“Amendment No. 3”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Associaiton, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents and (v) that certain Amendment No. 4 dated as of November 26, 2019 (“Amendment No. 4” and together with Amendment No. 1, Amendment No. 2 and Amendment No. 3, the “Amendments”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC

F-1

Bank, National Association, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents. I, Roberta B. Aronson, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of Amendment No. 3. Terms defined in the Extended Agreement are used herein as therein defined.
I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.
Upon the basis of the foregoing, I am of the opinion that:
1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.
2.    The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Extended Agreement and each of the Notes dated the date hereof (the “Subject Notes”). The Extended Agreement and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower. The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations.
3.    There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower or the authority or ability of the
___________________
1The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations.

F-2

EXHIBIT G

ASSIGNMENT AND ASSUMPTION AGREEMENT
AGREEMENT dated as of ___________, 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and MIZUHO BANK, LTD., as Administrative Agent (the “Agent”).
W I T N E S S E T H
WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, in each case pursuant to the terms and conditions thereof, (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank (the “Agent”), and JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;
WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and
WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
SECTION 1.    Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
SECTION 2.    Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment

G-1

EXHIBIT H-1

[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a member of Borrower, it does not exercise voting power over Borrower and is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF BANK PARTY]
By: _______________________________
Name:

H-1-1

EXHIBIT H-2

[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a member of Borrower, exercise voting power over Borrower or otherwise is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

H-2-1

EXHIBIT H-3

[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section  871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By: ______________________________
Name:
Title:
Date: ______    , 20[ ]

H-3-1

EXHIBIT H-4

[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with IRS Form W‑8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

H-4-1

Name:
Title:
Date: ______    , 20[ ]

H-4-2